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                                                                   EXHIBIT 10.30
LEASE AGREEMENT

THE STATE OF MISSISSIPPI
COUNTY OF HINDS

This Lease, made and entered into on the 14th day of June, 1995, by and between SECURITY CENTRE, INC., a Mississippi Corporation (the "Landlord"), and MOBILE TELECOMMUNICATION TECHNOLOGIES CORP., a Delaware corporation (the "Tenant");

WITNESSETH.

     In consideration of the mutual covenants set forth herein, Landlord and Tenant hereby agree as follows:

PREMISES

     1. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord for the rental and on the terms and conditions hereinafter set forth 122,744 square feet of Rentable Area (defined in Paragraph 7) in the buildings known as Security Centre North and South (collectively, the "Building") comprising 34,491 square feet of Rentable Area in Security Centre North and 88,253 square feet of Rentable Area in Security Centre South and located at 200 South Lamar Street inn the City of Jackson, Hinds County, Mississippi, which space (the "Premises") (less the common areas described in Paragraph 7 below included within the Rentable Area for the Premises) is shown on Exhibit A attached hereto. The Premises include space between the top surface of the floor slab of the area outlined and finished surface of the ceiling immediately above and all Tenant Improvements (defined in Paragraph 10) constructed within this space.

     Provided, however, Tenant's rights to lease the Premises contained in the North Building relating to the seventh and a portion of the eight floors, therein, is subject to the rights now help by Phelps Dunbar attorneys to lease an additional 4,000 square feet of Rentable Area every two (2) years beginning July 1, 1997. In the event Phelps Dunbar exercises any such option, Landlord shall provide and Tenant shall release such space to Phelps Dunbar as follows:
The first expansion shall be comprised of any unoccupied space, plus any additional contiguous seventh floor space contained within Tenant's Premises and selected by Tenant, so as to total approximately 4,000 square feet of Rentable Area; the second expansion shall be 4,000 square feet of Rentable Area on the Seventh (7th) Floor contiguous to the first expansion; the third expansion shall be the balance of the seventh (7th) floor and a portion of the Eight (8th) Floor selected by Tenant, so as to total approximately 4,000 square feet of Rentable Area. In the event Phelps Dunbar exercises any such expansion option, Tenant, upon at least five (5) months and twenty (20) days prior written notice from Landlord, shall vacate the applicable portion of the Premises and the Lease shall terminate as to such space at such time.
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AUTHORIZED USE

     2. Tenant shall have the right to occupy and use the Premises for general business purposes, or any other related use which may be deemed proper by the Landlord.

TERM

     3. Subject to and upon the terms and conditions set forth herein, this Lease shall be in force for a term (the "Term") of ten (10) years beginning on the 1st day of the month following the closing of the purchase of the Building by Landlord, (the "Commencement Date") and ending on the last day of the month 120 months thereafter. An amendment specifying the Commencement Date shall be executed by Landlord and Tenant within ten (10) days of the close of the purchase of the Building by the Landlord. Effective upon the Commencement Date, this Lease shall supersede and replace any and all prior leases executed by Tenant with respect to the Premises.

RENT

     4.  Tenant shall pay to Landlord as rent (the "Rent") for the initial five
(5) year period beginning on the Commencement Date and each month thereafter during this period the annual sum of One Million Five Hundred Thirty-Four Thousand Three Hundred and No/100 Dollars ($1,534,300.00) per year, in advance monthly installments of One Hundred Twenty-Seven Thousand Eight Hundred Fifty-Eight and 33/100 Dollars ($127,858.33) subject to adjustment as hereinafter provided. The rental rate for the second five year period shall be calculated by the original rate of $12.50 per square foot of Rentable Area adjusted by the percentage of any change between the Consumer Price Index for All Urban Consumers, Jackson, Mississippi Metropolitan Area (1982-1984=100) last published in or before June 1995 and said Consumer Price Index last published in or before June 2000, adjusted pro rata for any partial years during such five year period. Landlord shall notify Tenant of this rental rate within 120 days of commencement of the sixth year of the Lease Term.

ADJUSTMENT OF RENT

     5. In the event that the Operating Expenses (defined in Paragraph 8) calculated on a rentable square foot basis during any Operating Period (an Operating Period being defined as each six (6) calendar months beginning January 1 and ending June 30 and beginning July 1 and ending December 31 of each year during the Term, the first Operating Period for purposes of this Lease beginning on the January 1 or July 1 immediately preceding the Commencement Date) shall exceed, on an annualized basis the 1995 actual operating expenses, Tenant shall pay to Landlord, as additional rent for each Operating Period or Periods, the amount of such excess multiplied by the number of square feet of Rentable Area of the Premises, as set forth in Paragraph 1. For all calculations pursuant to the provisions of this Lease, the parties agree that the Rentable Area of the Building shall be deemed to be 260,000 square feet. If the Term commences or expires other than on the beginning date of any Operating Period, the amount of

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additional rent shall be reduced in proportion to the number of days of any such
Operating Period not included within the Term.

     Landlord shall have the right to collect monthly from Tenant the escalations owed or to be owed by Tenant under this paragraph, said monthly payments to be in such amounts as are estimated by Landlord in its reasonable discretion. The monthly payments shall be due and payable at the same time as the Rent provided for in Paragraph 4 is due and payable. Landlord shall, within the period of one hundred twenty (120) days after the close of any such Operating Period for which additional rent may be due under the provisions of this paragraph, give written notice thereof to Tenant, which notice shall also contain or be accompanied by a statement of the Operating Expenses during such Operating Period, and by a computation of such additional rent. Failure of Landlord to give Tenant said notice within a 180 day period after any such operating period shall constitute a waiver of Landlord's right to collect said additional rent.

     Tenant shall have the right to inspect Landlord's records of the Operating Expenses referred to in such statement in Landlord's offices during Landlord's usual business hours and, at Tenant's option cause an independent audit of such records to be made, within a sixty (60) day period following delivery of the statement of the Operating Expenses with respect to the entire calendar year. Unless Tenant delivers to Landlord a notice referring a reasonable detail to one or more errors in such statement within such sixty (60) day period, it shall conclusively be deemed to be correct, If any audit conducted by or at the request of Tenant reveals a discrepancy of five percent (5%) or more in excess of what the actual additional rent should have been, Landlord shall pay the reasonable cost and expense of the audit.

     Within thirty (30) days after acceptance by Tenant of the Operating Expense statement, or, if earlier, upon expiration of the sixty (60) day audit and review period, Tenant shall pay Landlord the difference between the additional rent so calculated actually to have been due and the amount of additional rent actually paid by Tenant for the applicable calendar year. If the additional rent so calculated is less than the amount of monthly payments actually collected by Landlord as additional rent for the calendar year, Landlord shall, within ten (10) days after acceptance by Tenant of the Operating Expense statement, or, if earlier, upon expiration of the sixty (60) day audit and review period, pay to Tenant the difference between the additional rent paid by Tenant and the actual amount owed for the applicable calendar year.

PAYMENT OF RENT

     6. On or before the first day of each calendar month during the Term hereof, Tenant shall pay to Landlord for such month the Rent then in effect.
All such payments shall be paid to Landlord in lawful money of the United States of America at the address of Landlord shown herein or to such other party or to such other place as Landlord may designate from time to time in a written notice to Tenant. In the event that the Landlord does not receive rental payments by the fifth (5th) day of each month, Tenant shall pay, in addition to any interest which may be due, a late charge equal to four percent (4%) of the rent then due and payable. The provision for such late charge shall be in addition to all of Landlord's other rights and remedies hereunder

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and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner. If this Lease commences or terminates on any day other than the first or last day of a calendar month, the Rent due hereunder shall be prorated except as otherwise provided in this Lease.

RENTABLE AREA

     7. The Rentable Area for a full floor of the Building shall be the area bounded by the exterior Building walls (measured to the interior surface of the glass windows) excluding the area used for Building stairs, vertical ducts, elevator shafts, flues, vents, stacks and pipe shafts and including the area used for the structural columns of the Building and all vertical penetrations for the special use of Tenant and a pro rata share of the Building common areas including entry and elevator lobbies, corridors, restrooms, janitor's closets, skywalks, atriums, mechanical rooms, telephone closets, etc.

The Rentable Area for the Premises shall be the total Rentable Area calculated for the floor or floors to be occupied by Tenant or where only a portion of a floor is to be occupied, the Rentable Area for the Premises shall be the area calculated within the boundaries defined by any exterior Building walls bounding the Premises (measured to the interior surface of the glass windows), the center line of any common walls separating the Premises from area leased or to be leased to other tenants and the exterior of any walls separating the Premises from any public corridors or other public or common areas on such floors plus a pro rata portion of the Building common areas including entry and elevator lobbies, corridors, rest rooms, janitor's closets, skywalks, atriums, mechanical rooms, telephone closets, etc.

     The common area factor for existing space and all expansion space shall be 17.4% for Security Centre South and 15% for Security Centre North.

OPERATING EXPENSES

     8. "Operating Expenses," as used in this Lease, refers to the aggregate of all expenses, costs and disbursements of every kind and nature relating to or incurred or paid during any Operating Period in connection with the ownership, operation and maintenance of the Building and underlying land (the "Land"), equipment, fixtures and facilities used in connection therewith, including, but not limited to wages and salaries of all employees directly engaged in the operation, maintenance or security of the Building and Land, including taxes, insurance and benefits relating thereto; the cost of all labor, supplies, materials and tools used in the operation and maintenance of the Building, Land, and public areas; management fees (not exceeding four percent (4%) of the gross income); the cost of all accounting expenses incurred in connection with the ownership and operation of the Building and Land; the cost of all utilities for the Building and Land, including, but not limited to, the cost of water and sewer services and power for heating, lighting, air conditioning and ventilating; the cost of all maintenance and service agreements for the Building, Land and equipment therein or thereon, including but not limited to, security service for the Building and Land, window cleaning, elevator maintenance and

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janitorial service; the cost of all insurance relating to the Building and Land, including, but not limited to, the cost of casualty, rental abatement and liability insurance applicable to the Building, Land and Landlord's personal property used in connection therewith, Taxes (defined in Paragraph 9); the cost of all license and permit fees; the cost of repairs, refurbishing, restoration and general maintenance; a reasonable amortization charge on account of any capital expenditure incurred (i) to comply with any governmental rule, regulation, law or otherwise, or (ii) to effect a reduction in the Operating Expenses of the Building or Land; and all other items constituting operating and maintenance costs in connection with the Building and Land according to generally accepted accounting principles. Except as specifically provided in the immediately preceding sentence, Operating Expenses shall not include the following; (i) depreciation, (ii) leasing commissions, (iii) repairs and restorations paid for by the proceeds of any insurance policy, (iv) construction of improvements of a capital nature, (v) marketing and advertising expenses,
(vi) fines or penalties for violation of laws, (vii) expenses incurred solely for the benefit of another tenant, (viii) charitable contributions, (ix) legal expenses of Landlord, (x) personal accounting expenses of Landlord, or (xi) income and franchise taxes other than that portion, if any, of income and franchise taxes which may hereafter be assessed and paid in lieu of or as a substitute in whole or in part for Taxes.

TAXES

     9. Where used in this Lease, the term "Taxes" means all ad valorem taxes, personal property taxes, and all other taxes, assessments, and all other similar charges, if any, which are levied, assessed, or imposed upon or become due and payable in connection with, or a lien upon, the Land, the Building or facilities used in connection therewith, and all taxes of whatsoever nature that are imposed in substitution for or in lieu of any of the taxes, assessments, or other charges included in this definition of Taxes; provided, however, Taxes shall not include the portion, if any, of ad valorem taxes against the Premises that is paid by tenants as a separate charge pursuant to Paragraph 19 of this Lease.

TENANT IMPROVEMENTS

     10. Except as otherwise expressly stated herein, Tenant acknowledges that the Premises are ready for occupancy upon execution of this Lease and accepts the Premises with doors, floor coverings, ceilings, walls, window coverings, lighting, heating, cooling, ventilating, water, electrical and all other interior treatments, fittings, furnishings and fixtures ("Tenant Improvements") in there existing "AS IS" condition. Landlord shall not be under any obligation to furnish or pay for any further or additional improvements to the Premises.

MAINTENANCE AND REPAIR

     11. Landlord shall provide all maintenance and repair of the exterior and the structural portions of the Building and common areas such as lobbies, stairs, corridors, restrooms, roof, elevators, and escalators, and shall provide painting of partitions and refinishing of doors in the Premises included in the Building Standard Improvements at times when the Landlord, in its

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discretion, deems it appropriate for the continued use and enjoyment of the
Premises. Landlord shall not have any obligation to maintain, repair, or replace any Tenant Improvements. Except to the extent that Landlord is obligated to furnish maintenance, repair and painting of portions of the Premises pursuant to this Paragraph and to repair damage by fire or other casualty pursuant to Paragraph 22, Tenant, at its sole cost, shall maintain and repair the Premises and otherwise keep the Promises in good order and repair; prior to the commencement of any work on the Premises all workmen, artisans and contractors employed and the work to be performed shall be submitted to and specifically approved in writing by Landlord (whose consent shall not be unreasonably withheld, conditioned or delayed) and subject to the same requirements as set forth in Paragraph 17.

LANDLORD'S SERVICES

     12. Landlord, at its cost, shall furnish the Premises with (i) Cleaning and Janitorial Services (defined in Exhibit C), (ii) hot and cold domestic water at those points of supply provided for general use of other tenants in the building and electricity (110 volt current) for normal office uses available 24 hours a day every day of the year (except electricity for lighting), (iii) elevator service at the times and frequency required, in Landlord's judgment, for normal business use of the Premises by Tenant pursuant hereto, provided, however, at least one elevator will be available for use 24 hours a day, every day of the year subject to events beyond Landlord's reasonable control, (iv) lamp and ballast replacement for light fixtures included in Building Standard Improvements, (v) heating, ventilating and air conditioning service and electricity for lighting between 7:00 o'clock a.m. and 7:00 o'clock p.m. on regular business days (Monday thru Friday), except on New Year's Day, Memorial Day, July 4, Labor Day, Thanksgiving Day and Christmas Day ("Holidays"); however, in the event applicable governmental laws, edicts, etc. cause normal hours to be modified (e.g., Federal Energy Plan) then such heating, ventilating and air conditioning service shall be changed to be in compliance with such promulgations (items i through v collectively "Basic Services"). Landlord shall furnish heating, ventilating and air conditioning and cooling service and electricity for lighting on days and at times other than those referred to in subsection (v) above provided Tenant requests such service a reasonable time in advance and agrees to reimburse Landlord for said service at the then existing rate. Landlord shall not be liable for any damages directly or indirectly resulting from, nor shall any Rent be abated by reason of, the installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing services, or failure to furnish or delay in furnishing any such service when such failure or delay is caused by accident or any other occurrence or condition beyond the reasonable control of Landlord or by the making of necessary repairs or improvements to the Premises or to the Building. The failure to furnish any of such services shall not be construed as an eviction of Tenant or relieve Tenant from the duty of observing and performing any of its obligations under this Lease unless such failure substantially handicaps, impedes or impairs the normal use of the Premises by Tenant for the purposes authorized in this Lease and unless within a reasonable time after delivery to Landlord by Tenant of a written notice setting forth in reasonable detail a description of the services not so furnished, Landlord fails to commence curing any such failure or thereafter fails to continue the curing thereof with appropriate diligence and speed under the

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circumstances until cured.  Landlord shall furnish security service for the inside Building perimeters and entrances; however, Landlord shall not be responsible for providing security service for Tenant, its employees, agent, visitors or licensees or for the Premises. Notwithstanding anything to the contrary in this Lease, in the event of interruption of essential Building Services (electricity, water, heating or air conditioning) for a period in excess of three (3) consecutive business days or for more than ten (10) business days in a calendar year, the Rent due hereunder shall be abated for each day from the date of occurrence.

ADDITIONAL SERVICES

     13. Should Tenant use or require Additional Services beyond the Basic Services referred to in Paragraph 12, Tenant agrees to pay within thirty (30) days of invoicing, as additional rent, Landlord's actual expense (without any markup or profit) of all Additional Services, and Landlord shall be entitled to impose and collect charges for such Additional Services. As a condition precedent to giving any consent requested of Landlord for Additional Services, Landlord may cause a switch and metering system to be installed at Tenant's expense so as to measure the amount of utility services consumed for any use. In addition, in the event Tenant desires to contest the charges levied by Landlord under this Paragraph 13, Tenant may, as its sole remedy, have Landlord install in the Premises at the Tenant's expense a switch and metering system. In either event, the cost of any such meters and of the installation, maintenance, repair and replacement thereof shall be paid by Tenant, as Additional Rent, and Tenant agrees to pay to Landlord, as Additional Rent, within 30 days after demand, for all Additional Services consumed, as shown by the meters, at the rate charged for such services by the utility company furnishing the same, if applicable, plus any reasonable additional expense incurred in keeping accounts of the Additional Services so consumed.

     All separately metered usage by Tenant as of the commencement of the Term shall be considered an Additional Service and shall be paid by Tenant, as provided in this Paragraph 13, in addition to Tenant's proportionate share of Operating Expenses. However, if Tenant's utilities are submetered, then Tenant's share of Operating Expenses shall not include any submetered utilities
                                           ---
used in the Building except in common areas or for common facilities.

PROHIBITED USE

     14. Tenant shall not use or permit any other party to use all or any part of the Premises for any purpose not authorized in Paragraph 2 of this Lease. Tenant shall not do or permit anything to be done in or about the Building nor bring or keep or permit anything to be brought to or kept therein, which is prohibited by or which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or hereafter enacted or promulgated, or which is prohibited by any standard form of fire insurance policy or which will in any way increase the existing rate of or affect any fire or other insurance which Landlord carries upon the Building or any of its contents, or cause a cancellation of any insurance policy covering the Building or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises which will in any way unreasonably obstruct or

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interfere with the rights of other tenants of the Building, or unreasonably injure or annoy them or use or allow the Premises to be used for any unlawful or objectionable purpose. Tenant shall not cause, maintain or permit any nuisance in, on or about the Premises or Building or commit or suffer to be committed any waste to, in, on or about the Premises or Building. In addition, Tenant shall be liable for and indemnify Landlord against any and all damages, fines or losses resulting from Tenant's failure to comply with the provisions of this paragraph.

RULES AND REGULATIONS OF BUILDING

     15. Tenant and its employees, agent, visitors and licensees shall perform and comply in all material respects with the Rules and Regulations of the Building set out in Exhibit D and, upon written notice thereof, all other reasonable rules and regulations with respect to safety, care, cleanliness, and preservation of good order in the Building that may be established from time to time by Landlord for tenants of the Building. Landlord shall not have any liability to Tenant for any failure of any other tenants of the Building to use reasonable efforts to enforce such Rules and Regulations; provided, however, Landlord agrees to not discriminate against Tenant in enforcing such Rules and Regulations. It is mutually agreed that all the Rules and Regulations attached hereto shall be and are hereby made a part of this Lease and any violation thereof shall be a breach of this Lease at the option of Landlord. In the event of conflict between the Rules and Regulations and the terms of this Lease, the terms of this Lease shall govern.

COMPLIANCE WITH LAWS AND OTHER REGULATIONS

     16. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force, with the requirements of any board of fire underwriters or other similar body now or hereafter constituted, and with any directive or occupancy certificate issued pursuant to any law by any public officer or officers insofar as any thereof relate to or affect the condition, use or occupancy of the Premises.

ALTERATIONS AND ADDITIONS

     17. Tenant shall make no installations, alterations, additions or improvements to the Premises except for cosmetic or decorative changes without submitting plans and specifications to Landlord and securing Landlord's advance written consent in each instance, which shall not be unreasonably withheld, conditioned or delayed. Such work shall be performed in accordance with the plans and specifications approved by Landlord. All Tenant Improvements, alterations and additions to the Tenant Improvements, to the Premises and to the Building shall be the property of the Landlord and shall not be removed by Tenant either during or after the end of the Term without the express written approval of Landlord. Tenant shall not be entitled to any reimbursement or compensation resulting from its payment of the cost of constructing all or any portion of the Tenant Improvements or any alterations thereto unless otherwise expressly agreed by Landlord in writing. Tenant shall, before making any installations, alterations, additions or

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improvements, at its expense, obtain all permits, approvals and certificates required by any governmental body or agency and certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Landlord. Tenant agrees to carry, or cause Tenant's contractors and sub-contractors to carry, such worker's compensation, general liability, personal and property damage insurance as Landlord may require. Tenant agrees to obtain and deliver to Landlord, written and unconditional waivers of mechanic's liens upon the real property in which the Premises are located, for all work, labor and services to be performed and materials to be furnished in connection with such work, signed by all contractors, sub-contractors, materialmen and laborers involved in such work. Upon termination of this Lease for any reason, Tenant shall have no obligation to remove any Tenant Improvements or any other fixtures, alterations, improvements or additions constructed or installed with Landlord's consent unless otherwise agreed to in writing by Landlord or Tenant.

TENANT'S EQUIPMENT AND INSTALLATIONS

     18. Except for desk or table mounted typewriters, adding machines, office calculators, dictation equipment, personal computers and other similar equipment currently in use by Tenant, Tenant shall not install within the Premises any fixtures, equipment, facilities or other improvements until the plans therefor have been approved by Landlord and shall not, without the specific written consent of Landlord and Tenant's written agreement to pay additional costs, install or maintain any apparatus or devices within the Premises which will increase the usage of electrical power, water or gas for the Premises to an amount greater than would be normally required for general office use.

TAXES ON PERSONALTY AND TENANT IMPROVEMENTS

     19. Tenant shall pay all ad valorem and similar taxes or assessments levied upon or applicable to all equipment, fixtures, furniture, and other property placed by Tenant in the Premises and all license and other fees or charges imposed on the business conducted by Tenant on the Premises. If the Tenant Improvements do not consist entirely of Building Standard Improvements and Landlord shall be required to pay a higher ad valorem tax with respect to the Building than would have been payable had the Tenant Improvements consisted entirely of Building Standard Improvements, Tenant shall pay to Landlord, within thirty (30) days after demand, the amount by which the ad valorem taxes payable by Landlord with respect to the Building for such tax period exceed the amount of ad valorem taxes that otherwise would have been payable by Landlord.

LANDLORD'S ACCESS

     20. Landlord and Landlord's agents shall have the right, but shall not be obligated, during the Term to enter the Premises in any emergency at any time and without notice, and at other reasonable times and with reasonable prior written notice, and shall be accompanied by a representative of Tenant during any such inspection, to inspect the condition thereof to determine if Tenant is performing its obligations under this Lease, and to perform the services

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or to make the repairs and restoration that Landlord is obligated or elects to perform, or furnish under this Lease, to make repairs to adjoining space, to cure any defaults of Tenant hereunder that Landlord elects to cure, and to remove from the Premises any improvements thereto or property placed therein in violation of this Lease. If Tenant is not present to open and permit entry into the Premises, Landlord or Landlord's agent may enter the same whenever such entry may be necessary or permissible, by master key or by force, provided reasonable care is exercised to safeguard Tenant's property; such entry shall not render Landlord or its agents liable for prosecution. Landlord shall also have the right to show the Premises at reasonable hours to prospective new tenants during the last six (6) months of the Lease Term.

INSURANCE

     21. Landlord shall maintain, during the Term of this Lease, fire and extended coverage insurance ("Insurance") insuring the Building and Premises, but excluding Tenant's goods, furniture or property of Tenant's Improvements not consisting wholly of Building Standard Improvements placed in the Premises, against damage or loss from fire or other casualty normally insured against under the terms of standard policies of fire and extended coverage insurance. Tenant shall be responsible for providing, at Tenant's own expense, all insurance coverage necessary for the protection against loss or damage from fire or other casualty of Tenant's goods, furniture, Tenant's Improvements not consisting wholly of Building Standard Improvements or other property placed in the Premises.

DAMAGES TO PREMISES

     22. If the Premises or Building shall be damaged from any cause whatsoever to an extent that the Premises, or a substantial part thereof, cannot reasonably be used for the purpose intended, and if the Premises are incapable, in the reasonable opinion of Landlord, of being repaired and restored to the same condition as before the damage occurred with reasonable diligence within one hundred eighty days of the happening of such damage, then this Lease shall terminate as of the date of such damage. Tenant shall then deliver possession of the Premises to the Landlord and Rent and additional rent shall abate from the date of the damage for the unexpired term. If the Premises or Building shall be damaged to an extent that the Premises, or a substantial part thereof, cannot reasonably be used for the purpose intended, and if the Premises shall be capable, in the reasonable opinion of Landlord, with reasonable diligence of being repaired and restored to the same condition as before the damage within one hundred eighty days of the happening of such damage, then Landlord, at its own expense, shall immediately undertake to cause such repairs and restorations to commence and be properly completed within a reasonable time, and Rent and additional rent shall be equitably adjusted so that Tenant pays for only that portion of the Premises which is tenantable; provided, however, if the damage shall have occurred subsequent to the final six months of the Term, Landlord may at its option, elect not to repair and restore, whereupon Tenant shall have the option to terminate this Lease, and Rent and additional rent shall abate from the date of the damage for the unexpired Term. If, as a result of such damage or repair of such damage, the Premises are rendered untenantable and cannot reasonably be used for the purpose intended, and if the

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Premises are capable of being repaired and restored to the same condition as before the damage occurred within one hundred eighty days of the happening of such damage, and if the damage occurred prior to the final six months of the Term, the entire Rent and additional rent payable under the terms and conditions of this Lease shall abate until such time as the Premises can be used for the purpose intended. If, however, as a result of such damage or repair of such damage, only part of the Premises cannot be used for the purpose intended, the Rent and additional rent payable under the terms and conditions of this Lease shall abate in proportion that the part of the Premises that cannot be reasonable be used for the purpose intended, relates to the whole Premises.
Full Rent shall begin the earlier of when the entire Premises can reasonably be used for the purpose intended or when Tenant actually takes possession of the Premises.

WAIVER OF CLAIMS

     23. Anything in this Lease to the contrary notwithstanding, each party hereto releases and waives all claims, rights of recovery, and causes of action that either such party or any party claiming by, through, or under such party by subrogation or otherwise may now or hereafter have against the other party or any of the other party's directors, officers, partners, employees, or agents for any loss or damage that may occur to the Building, Premises, Tenant Improvements, or any of the contents of any of the foregoing by reason of fire, Act of God, the elements, or any other cause, excluding gross negligence or willful misconduct but including negligence of the parties hereto or their directors, officers, partners, employees, or agents that could have been insured against under the terms of standard fire and extended coverage insurance policies. Except as otherwise expressly stated herein, Landlord shall not be liable to Tenant for any inconvenience or loss to Tenant in connection with any of the repair, maintenance, damage, destruction, restoration, or replacement referred to in this Lease. Landlord shall not be obligated to insure any of the Tenant Improvements not consisting wholly of Building Standard Improvements or any of Tenant's goods, furniture, or other property placed in or incorporated in the Building and, except with respect to the portion of the Tenant Improvements that Landlord is expressly obligated to repair, maintain or replace pursuant to the provisions of Paragraph 11 hereof Landlord shall not be obligated to repair, maintain, restore, or replace or otherwise be liable for any damage to or destruction of any of the foregoing.

INDEMNITY

     24. Except for the claims, rights of recovery and causes of action that each party has released and waived pursuant to Paragraph 23 hereof, each party hereto (the "Indemnifying Party") shall indemnify and hold harmless the other party (the "Indemnified Party") and its agents, directors, officers, partners, employees, invitees, and contractors, from all claims, losses, costs, damages, or expenses (including, but not limited to, attorney's fees) resulting or arising from any and all injuries to, including death of, any person or damage to any property caused by any act, omission, or neglect of the indemnifying Party or its directors, officers, employees, agents, invitees, or guests, or any parties contracting with the Indemnifying Party relating to the Premises. Each party shall not be liable for any damage of any kind or for any damage to property, death or injury to persons from any cause whatsoever by reason of the use and occupancy of the Building by the other. Landlord shall not be liable to Tenant and Tenant hereby waives all claims against Landlord or Landlord's directors, officers, partners, employees, or agents for any damage or loss of any kind, for direct damages, consequential damages, loss of profits, business interruption, and for any damage to property, death or injury to persons from any cause whatsoever, including, but not limited to, acts of other tenants, vandalism, loss of trade secrets or other confidential information, any damage, loss or injury caused by a defect in the Premises or the Building, pipes, air conditioning, heating, plumbing or by water leakage of any kind from the roof, walls, windows or other portion of the Premises or the Building, or caused by electricity, gas, oil, fire or any other cause in, on, or about the Premises, Building or Land or any part thereof, unless caused by the willful misconduct or negligence of Landlord.

TENANT'S INSURANCE

     25. During the term of this Lease, Tenant, at its sole cost, shall obtain and maintain with insurance companies approved by Landlord, commercial general liability insurance, including property damage, insuring Tenant, Landlord and Landlord's designees, if any, against liability for injury to persons or property occurring in or about the Premises or arising out of the ownership, maintenance, use or occupancy thereof. The liability under such insurance shall not be less than $1,000,000.00 per occurrence for bodily injury and property damage and $1,000,000.00 per occurrence for personal injury, and $100,000 for property damage to Premises, all such amounts to be increased if, in the reasonable judgment of Landlord, any such increase is necessary for Landlord's protection. A certificate of such insurance shall be furnished to Landlord, naming Landlord as "additional insured", and such policy shall provide that it may not be altered or canceled without thirty (30) days' notice being first given to Landlord. Tenant shall provide such insurance as it desires against damage to its property in the Premises.

NON-WAIVER

     26. No consent or waiver, express or implied, by Landlord to or of any breach in the performance or observance by Tenant of any of its obligations under this Lease shall be construed as or constitute a consent or waiver to or of any other breach in the performance or observance by Tenant of such obligation or any other obligations of Tenant. Neither the acceptance by Landlord of any Rent or other payment hereunder, whether or not any default hereunder by Tenant is then known to Landlord, nor any custom or practice followed in connection with this Lease shall constitute a waiver of any of Tenant's obligations under this Lease. Failure by Landlord to complain of any action or non-action on the part of Tenant or to declare Tenant in default irrespective of how long such failure may continue, shall not be deemed to be a waiver by Landlord of any of its rights hereunder. Time is of the essence with respect to the performance of every obligation of Tenant under this Lease in which time of performance is a factor. Except where expressly provided herein to the contrary, all Rent and other amounts payable by Tenant under this Lease shall be paid without abatement, offset, counterclaim or diminution to any extent whatsoever. Except for the execution and delivery of a written agreement expressly accepting surrender of the Premises, no act taken or failed to be taken by Landlord shall be deemed an acceptance of surrender of the Premises.

     No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided in this Lease.

QUIET POSSESSION

     27. Provided Tenant has performed all its obligations under this Lease, including, but not limited to, the payment of Rent and all other sums due hereunder, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term, subject to the provisions and conditions set forth in this Lease.

NOTICES

     28. Each notice required or permitted to be given hereunder by one party to the other shall be in writing with a statement therein to the effect that notice is given pursuant to this Lease, and the same shall be given and shall be deemed to have been delivered, served and given upon receipt after it is placed in the United States mail, postage prepaid, by United States registered or certified mail, return receipt requested, addressed to such party at the address provided for such party herein. Any notices to the Landlord or Tenant shall be addressed and given as follows:

     The Parkway Company           Mobile Telecommunications Technologies Corp.
     300 One Jackson Place         Security Centre South
     188 East Capitol Street       200 South Lamar Street, Suite 900
     Jackson, Mississippi 39201    Jackson, Mississippi 39201
     Attn: Corporate Counsel

     The address for Tenant shall be the Premises. The addresses stated herein for Landlord shall be effective for all notices until written notice of a change in address is given pursuant to the provisions hereof.

LANDLORD'S FAILURE TO PERFORM

     29. If Landlord fails to perform any of its obligations under this Lease, Landlord shall not be in default hereunder and Tenant shall not have any rights or remedies growing out of such failure unless Tenant gives Landlord written notice thereof setting forth in reasonable detail the nature and extent of such failure and such failure by Landlord is not cured within the thirty (30) day period following delivery of such notice or such longer period therefor provided elsewhere in this Lease. If such failure cannot reasonably be cured within such thirty
(30) day period, the length of such period shall be extended for the period reasonably required therefor if Landlord commences curing such failure within such thirty (30) day period and continues the curing thereof with reasonable diligence and continuity.

TENANT'S FAILURE TO PERFORM

     30. If Tenant fails to perform any one or more of its obligations hereunder, in addition to the other rights of Landlord hereunder, Landlord shall have the right, but not the obligation, to perform all or any part of such obligations of Tenant. Upon receipt of a demand therefor from Landlord, Tenant shall reimburse Landlord for (i) the cost to Landlord of performing such obligations and a reasonable profit and overhead, plus (ii) interest thereon at the then maximum legal rate from the date of demand. If the obligation so performed by Landlord involves any repair or maintenance or the removing by Landlord of any improvements to or use of the Premises not authorized by this Lease, such reasonable profit and overhead shall be fifteen percent (15%) of the cost to Landlord of performing such obligation.

ACT OF DEFAULT

     31. The term "Act of Default" refers to the occurrence of any one or more of the following: (i) failure of Tenant to pay when due any Rent or other amount required to be paid under this Lease within 5 days of the due date or
(ii) failure of Tenant after thirty (30) days written notice from Landlord of Tenant's default in the performance of any of Tenant's obligations, covenants or agreements under this Lease, to do, observe, keep and perform with diligence and continuity any of such obligations, covenants, or agreements; or (iii) the adjudication of Tenant to be a bankrupt: or (iv) the filing by Tenant of a voluntary petition in bankruptcy, receivership, or other related or similar proceedings: or (v) the making by Tenant of a general assignment for the benefit of its creditors; or (vi) the appointment of a receiver of Tenant's interests in the Premises in any action, suit or proceeding by or against Tenant's interest in the Premises or by or against Tenant; or (vii) any other voluntary or involuntary proceedings instituted by or against Tenant under any bankruptcy or similar laws, unless the occurrence of any such involuntary receivership or proceeding is cured by the same being dismissed or stayed within sixty (60) days thereafter; or (viii) the failure of Tenant to discharge any judgment against Tenant within sixty (60) days after such judgment becomes final; or (ix) the sale or attempted sale under execution or other legal process of the interest of Tenant in the Premises, or (x) abandonment of the Premises for any period of time consisting of thirty (30) consecutive days.

RIGHTS UPON DEFAULT

     32. If an Act of Default occurs, Landlord at any time thereafter prior to the curing of such Act of Default and without waiving any other rights herein available to Landlord at law or in equity, may either terminate this Lease or terminate Tenant's right to possession without terminating the Lease, whichever Landlord elects. In either event, Landlord may, without additional notice and without court proceedings, reenter and repossess the Premises, and remove all persons and property therefrom using such force as may be reasonably necessary, and Tenant hereby waives any claim arising by reason thereof or by reason of issuance of any distress warrant and agrees to hold Landlord harmless from any such claims. If Landlord elects to terminate this Lease, it may treat the Act of Default as an entire breach of this Lease and Tenant immediately shall become liable to Landlord for damages for the entire breach in an amount equal to the total Rent (being the Rent set forth in Paragraph 4 hereof as adjusted pursuant to Paragraph 5 hereof for any increase and estimated increase in Operating Expenses which would be payable by Tenant during the unexpired balance of the Term) and all other payments due for the balance of the Term, less the fair market rental value of the Premises for what would have been the balance of the term, both discounted at a rate of 10% per annum to the then present value. If Landlord elects to terminate Tenant's right to possession of the Premises without terminating the Lease, Landlord may rent the Premises or any part thereof for the account of Tenant to any person, or persons for such rent and for such terms and other conditions as Landlord deems practical, and Tenant shall be liable to Landlord for the amount, if any, by which the total rent and all other payments herein provided for the unexpired balance of the Term exceed the net amount, if any, received by Landlord from such re-renting, being the gross amount so received by Landlord less the cost of repossession, re-renting, remodeling and other expenses. Such sum or sums shall be paid by Tenant in monthly installments on the first day of each month of the Term. In no case shall Landlord be liable for failure to re-rent the Premises or collect the rental due under such re-renting and such failure by Landlord shall not relieve Tenant from its liability to Landlord for the total rent and all other payments due for the balance of the term. If Landlord elects to terminate Tenant's right to possession without terminating the Lease, Landlord shall have the right at any time thereafter to terminate this Lease, whereupon the foregoing provisions with respect to termination will thereafter apply. If an Act of Default occurs or in case of any holding over or possession by Tenant of the Premises after the expiration or termination of this Lease, Tenant shall reimburse Landlord on demand for all costs incurred by Landlord in connection therewith including, but not limited to, reasonable attorney's fees, court costs and related costs plus interest thereon at the then maximum legal rate from the date such costs are paid by Landlord. Actions by Landlord to collect amounts due from Tenant as provided in this Paragraph 31 may be brought at any time, and from time to time, on one or more occasions, without the necessity of Landlord's waiting until the termination of this Lease. The remedies expressed herein are cumulative and not exclusive, and the election by Landlord to terminate Tenant's right to possession without terminating the Lease shall not deprive Landlord of the right, and Landlord shall have the continuing right to terminate this Lease. The "Default Rate" shall be the prime or base rate announced from time to time by Deposit Guaranty National Bank, Jackson, Mississippi plus 3% per annum.

     In no event shall this Lease be assigned or assignable by operation of law or by voluntary bankruptcy proceedings or otherwise and in no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency or reorganization proceedings.

SURRENDER

     33. On the last day of the Term, or upon the earlier termination of this Lease, Tenant shall peaceably and quietly surrender the Premises to Landlord, broom clean, in good order, repair and condition at least equal to the condition when delivered to Tenant, excepting only reasonable wear and tear resulting from normal use and damage by fire or other casualty covered by the insurance carried by Landlord. Prior to the surrender of the Premises to Landlord, Tenant, at its sole cost and expense, shall remove all liens and other encumbrances which may have resulted from the acts or omissions of Tenant. If Tenant fails to do any of the foregoing, Landlord, in addition to other remedies available to it at law or in equity, may, without notice, enter upon, reenter, possess and repossess itself thereof, by force, summary proceedings, ejectment, or otherwise, and may dispossess and remove Tenant and all persons and property from the Premises; and Tenant waives any and all damages or claims for damages as a result thereof. Such dispossession and removal of Tenant shall not constitute a waiver by Landlord of any claims by Landlord against Tenant. Tenant shall be liable for any and all costs to restore the Premises to the original condition, as provided for herein, and shall be liable for any damage caused to the Premises, whether said damage was caused before or during the time Tenant vacated the Premises. Upon vacating the Premises, Tenant may request that Landlord accompany Tenant on an inspection to establish the condition of the Premises; however, Tenant must schedule said inspection to take place within forty-eight (48) hours of the time Tenant vacates the Premises.

HOLDING OVER

     34. If Tenant does not surrender possession of the Premises at the end of the Term or upon earlier termination of this Lease, at the election of Landlord, Tenant shall be a tenant-at-sufferance of Landlord and the Rent and other payments due during the period of such holdover shall be one and on-half (1.5) times the amount set forth above in effect immediately prior to the end of the Term or termination of this Lease. The inclusion of the preceding sentence shall not be construed as the Landlord's consent for the Tenant to holdover and no notice to vacate need be given to Tenant during any holdover period to entitle Landlord to the immediate right to exclusive occupancy of the Premises. Any holdover by Tenant shall not operate to extend any of the rights or remedies of Tenant under this Lease.

REMOVAL OF TENANT'S PROPERTY

     35. Tenant shall retain the ownership of all movable equipment, furniture, and supplies placed in or on the Premises by Tenant and shall have the right to remove such movable equipment, furniture, and supplies prior to termination of this Lease provided that no Act of Default has been committed by Tenant which has not been fully cured in a manner acceptable to Landlord and further provided that Tenant repairs any injury to the Premises or the Building resulting from such removal. Unless Tenant has made prior arrangements with Landlord and Landlord has agreed in writing to permit Tenant to leave such equipment, furniture or supplies on the Premises for an agreed period, if Tenant does not remove such movable equipment, furniture and supplies within 30 days after such termination, then, in addition to its other remedies at law or in equity, Landlord shall have the right to have such items removed and stored at Tenant's expense and all damage to the Premises or Building resulting therefrom repaired at the cost of Tenant or elect that such movable equipment, furniture and supplies automatically become the property of the Landlord upon termination of this Lease, and, in the latter case, Tenant shall not have any further right with respect thereto or for reimbursement therefor. In the event a third party asserts a lien or other such claim of interest, in writing, against such moveable equipment, furniture, or supplies left on the Premises by Tenant, Landlord, to the extent required by applicable law and with prior written notice to Tenant, may permit the removal of such equipment, furniture or supplies by such third party claimant; such action shall not render Landlord or its agents liable to Tenant for any losses or claims resulting therefrom and Tenant agrees to indemnify and hold Landlord harmless from any claims or actions by third parties caused by or resulting from Landlord's actions as to such equipment, furniture and supplies. The foregoing does not restrict or limit Tenant's right or ability to sell inventory in the ordinary course of its business.

LIENS

     36. Tenant shall not permit any mechanics', materialmen's or other liens to be fixed or placed against the Premises or the Building or the Land, and agrees promptly to discharge any mechanics', materialmen's or other lien which is allegedly fixed or placed against any of the foregoing.

INTEREST

     37. All amounts of money payable to a party under this Lease, if not paid when due, shall bear interest from the date due until paid at the Default Rate, not to exceed the then maximum legal rate.

ASSIGNMENT AND SUBLETTING

     38. Landlord shall have the right to transfer and assign in whole or in part, by operation of law or otherwise, its rights and obligations hereunder whenever Landlord, in its sole judgment, deems it appropriate without any liability to Tenant and Tenant shall attorn to any party to which Landlord transfers the Building. Tenant shall not assign or otherwise transfer, mortgage, pledge, hypothecate or otherwise encumber this Lease, or any interest herein, and shall not sublet the Premises or any part thereof, or any right or privilege appurtenant thereto, or permit any other party to occupy or use the Premises, or any portion thereof, without the express written consent of Landlord, which consent shall not be unreasonably withheld, conditional or delayed; provided, however, that Tenant may assign this lease to any wholly owned subsidiary of Tenant, or may sublease all or any portion of the Premises to any subsidiary or affiliated entity of Tenant, or to any entity into or with which Tenant is merged or consolidated, or any entity acquiring all or substantially all of the business and assets of Tenant, without the prior written consent of Landlord, provided a copy of such sublease or assignment is promptly delivered to Landlord, Any such assignment or sublease by Tenant or consent by Landlord shall not release Tenant from any of Tenant's obligations hereunder or be deemed to be a consent to any subsequent assignment, subletting, occupation or use by another person. Subject to the foregoing, the rights and obligations of the parties hereunder shall inure to the benefit of and being binding on the parties hereto and their respective successors, assigns, heirs, and legal representatives.

MERGER OF ESTATES

     39. The voluntary or other surrender of this Lease by Tenant or a mutual cancellation thereof, shall not work a merger, but shall, at the option of Landlord, terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to it of Tenant's interest in any or all such subleases or subtenancies.

LANDLORD'S LIABILITY

     40. Any provisions of this Lease to the contrary notwithstanding, Tenant hereby agrees that no personal or corporate liability of any kind or character whatsoever now attaches or at any time hereafter under any condition shall attach to Landlord for payment of any amounts payable under this Lease or for the performance of any obligation under this Lease. The exclusive remedies of Tenant for the failure of Landlord to perform any of its obligations under this Lease shall be to proceed against the interest of Landlord in and to the Building.

LIGHT AND AIR

     41. Neither diminution nor shutting off of light or air or both nor any other effect on the Premises by any structure erected or condition now or hereafter existing on lands adjacent to the Building shall effect this Lease, abate Rent, or otherwise impose any liability on Landlord.

CONDEMNATION

     42. If ail or more than twenty-five percent (25%) of the interest in the Premises shall be taken as a result of the exercise of the power of eminent domain, this Lease shall terminate as to the part so taken as of the date of taking. If more than 25% of the interest in the Premises or if a substantial portion of the Building is so taken, either Landlord or Tenant shall have the right to terminate this Lease as to the balance of the Premises by written notice to the other within thirty (30) days after the date of taking; provided, however, that a condition to the exercise by Tenant of such right to terminate shall be that the portion of the Premises or Building taken shall be of such extent and nature as to substantially handicap, impede or impair Tenant's use of the Premises or the balance of the Premises remaining. In the event of any taking, Landlord shall be entitled to any and all compensation, damages, income, rent and awards with respect thereto, except for an award, if any, specified by the condemning authority for any property that Tenant has the right to remove upon termination of this Lease. Tenant shall have no claim against Landlord for the value of any unexpired Term. In the event of a partial taking of the Premises which does not result in a termination of this Lease, the Rent thereafter to be paid shall be equitably reduced by being proportionately reduced as to the square footage so taken.

SUBORDINATION

     43. Subject to the terms of a written nondisturbance agreement to be executed by Tenant, the rights and interests of Tenant under this Lease and in and to the Premises shall be subject and subordinate to first deeds of trust, mortgages, and other security instruments and to all renewals, modifications, consolidations, replacements and extensions thereof (the "Security Documents") heretofore or hereafter executed by Landlord covering the Premises, the Building and the Land or any parts thereof, to the same extent as if the Security Documents had been executed, delivered and recorded prior to the execution of this Lease. After the delivery to Tenant of a notice from Landlord that it has entered into one or more Security Documents, then during the term of such Security Documents Tenant shall deliver to the holder or holders of all Security Documents a copy of all notices to Landlord and shall grant to such holder or holders the right to cure all defaults, if any, of Landlord hereunder within the same time period provided in this Lease for curing such defaults by Landlord and, except with the prior written consent of the holder or holders of the Security Documents, shall not (i) amend this Lease, (ii) surrender or terminate this Lease except pursuant to a right to terminate expressly set forth in this Lease, or (iii) pay any Rent more than one month in advance or pay any Rent or other amounts payable hereunder other than in strict accordance with the terms hereof. The provisions of this subsection shall be self-operative and shall not require further agreement by Tenant; however, at the request of Landlord, Tenant shall execute such further documents as may be required to evidence and set forth for the benefit of the holder of any Security Documents the obligations of Tenant hereunder. Contemporaneous with obtaining financing Landlord shall obtain a nondisturbance agreement with any such lender providing Tenant the right to continue to occupy the Premises pursuant to the terms of this Lease and so long as no Act of Default exists. At any time and from time to time upon not less than ten (10) days' prior notice by Landlord, Tenant shall execute, acknowledge and deliver to the Landlord a statement of the Tenant in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications, if any), and stating whether or not to the best knowledge of Tenant the Landlord is in default in the keeping, observance or performance of any covenant, agreement, term, provision or condition contained in this Lease and, if so, specifying each such default of which Tenant may have knowledge, it being intended that any such statement may be relied upon by any prospective purchaser, tenant, mortgagee or assignee of any mortgage of the Building or of the Landlord's interest therein. If requested by Tenant, Landlord shall use reasonable efforts to obtain a Non-distribution Agreement from the holder of any Security Documents. Tenant shall additionally appoint Landlord its attorney in fact for the purpose of executing subordinations, such appointment being a power coupled with an interest and irrevocable during the term of this Lease.

LEGAL INTERPRETATION

     44. This Lease and the rights and obligations of the parties hereto shall be interpreted, construed and enforced in accordance with the laws of the State of Mississippi. The determination that any one or more provisions of this Lease is invalid, void, illegal or unenforceable shall not affect or invalidate the remainder. All obligations of either party requiring any performance after the expiration of the Term shall survive the expiration of the Term and shall be fully enforceable in accordance with those provisions pertaining thereto. If the rights of the Tenant hereunder are owned by two or more parties, or two or more parties are designated herein as Tenant, then all such parties shall be jointly and severally liable for the obligations of Tenant hereunder. Tenant and all parties executing by or on behalf of Tenant, represent to Landlord that this Lease has been duly authorized by Tenant and constitutes a valid and binding agreement. Landlord and all parties executing by or on behalf of Landlord, represent to Tenant that this Lease has been duly authorized by Landlord and constitutes a valid and binding agreement. Additionally, each party agrees to submit, upon the other party's request, satisfactory written evidence of such party's authority to enter into this Lease. Paragraph titles appearing in the margins are for convenient reference only and shall not be used to interpret or limit the meaning of any provision of this Lease.

USE OF NAMES

     45. Tenant shall not have the right to use the name Security Centre except in connection with giving the address of Tenant, and then such terms cannot be emphasized or displayed with more prominence, than the rest of such address. Landlord shall have the right to change the name of the Building whenever Landlord in its sole judgment deems appropriate without any consent of or liability to Tenant.

EXPANSION RIGHTS

     46. Provided no Act of Default by Tenant exists hereunder, before Landlord shall, during the term, lease any space in the Building, Landlord shall give Tenant written notice (a "Lease Notice") specifying the space to be leased; provided, however, such expansion rights of Tenant shall be subject to all existing renewal and expansion rights of the other Tenants of the Buildings as listed on Exhibit 46 attached hereto. Landlord shall not be obligated to have
          ----------
received any offer to lease such space at the time the Lease Notice is given. Tenant shall have twenty (20) days following the Lease Notice to irrevocably elect to lease the space identified therein, which election shall be given by written notice from Tenant to Landlord a ("Lease Acceptance Notice").

     If Tenant timely gives the Lease Acceptance Notice, the identified space shall be added to the Premises by amendment to this Lease effective as of the execution of such amendment, which amendment shall be executed within five (5) days of the Lease Acceptance Notice. The amendment shall only modify the Lease to add the new premises to the Premises, correspondingly increase the base rent and Tenant's proportionate share of Operating Expenses, and any other terms and conditions described in the Lease Notice.

     If Tenant fails timely to give a Lease Acceptance Notice, Landlord shall be free for a period of six months after giving the Lease Notice to lease such space to any other party or parties on such terms as Landlord, in its sole discretion, deems advisable.

     Tenant's expansion rights shall be based upon base rental of $16.50 per square foot of Rentable Area (as defined in Paragraph 7 above), with no allowance for tenant improvements or actual improvements and the 1995 actual expenses shall serve as the basis for Operating Expense escalations.

PARKING

     47. Tenant shall be entitled to unreserved parking places at the rate charged to other Tenants in the valet parking facility owned by Landlord located adjacent to the Building. Tenant shall be entitled to as many spaces as it currently occupies and upon expansion Tenant shall be entitled to any parking places allocated to any such expansion space.

CONDITION PRECEDENT TO LEASE

     48. Tenant acknowledges that Landlord intends to make a bid to purchase the Building from the current owner of the Building in accordance with the Resolution Trust Corporation's Security Centre Office Building Bid Package ("Bid Package"). If Landlord does not consummate the purchase of the Building, then this Lease shall be void and of no effect and neither party shall have any further liability pursuant to this Lease. If Landlord closes the purchase of the Building pursuant to the Bid Package, then this Lease shall be in full force and effect as if the Landlord had owned the Building on the date which this Lease was executed. It is the intention of the parties that upon execution, this Lease shall constitute the legal, valid and binding obligations of each party enforceable in accordance with its terms subject only to Landlord's successful purchase of the Building.

WHOLE AGREEMENT

     49. No oral statements or prior written material not specifically incorporated herein shall be of any force or effect. Tenant agrees that in entering into and taking this Lease, it relies solely upon the representations and agreements contained in this Lease and no others. This Lease, including the Exhibits which are attached hereto and a part hereof to all purposes, constitutes the whole agreement of the parties and shall in no way be conditioned, modified or supplemented except by a written agreement executed by and delivered to both parties. The relationship created by this Lease is solely that of Landlord and Tenant and nothing contained herein shall make either party the agent, legal representative, partner, subsidiary, joint venturer or employer of the other party.

     IN WITNESS WHEREOF, this Lease is hereby executed as of the date first above set forth.

                                    Landlord

                                    SECURITY CENTRE, INC.


                                    By: /s/ Steven G. Rogers
                                        --------------------------------------
                                    Name:  Steven G. Rogers
                                          ------------------------------------
                                    Title: President
                                           -----------------------------------


                                    By:  /s/ David R. Fowler
                                        --------------------------------------
                                    Name:  David R. Fowler
                                          ------------------------------------
                                    Title: Vice President
                                           -----------------------------------


                                    Tenant
                                    MOBILE TELECOMMUNICATION
                                    TECHNOLOGIES CORP.

                                    By: /s/ Jere T. Little
                                        --------------------------------------
                                    Name:  Jere T. Little
                                          ------------------------------------
                                    Title: Vice President - Administration
                                           -----------------------------------

                                   EXHIBIT A

                                   FLOORPLAN

                                   EXHIBIT B

                         BUILDING STANDARD IMPROVEMENTS

                 (for the purposes of Paragraph 21 - Insurance)

As used in this Lease, Building Standard Improvements shall refer to the following:

1. Partitioning, painted and in place. The partitions are 3-3/4" nominal thickness, consisting of two (2) 5/8" thick, full-height gypsum boards, attached to each side of 2-1/2" metal studs. Demising partitions include batt-type insulation for sound insulation purposes.

2. Doors are full-height solid core with nonglare laminate-clad exterior finish. One (1) entry door included with additional corridor doors as required by the Fire Code section of the City of Jackson Building Code. Interior doors equipped with passage sets. Corridor doors furnished with heavy duty lockset and closers. Door stops provided for all doors.

3.   Light fixtures are recessed 2' x 4' ceiling-mounted parabolic fixtures.

4.   Each convenience outlet is wall-mounted at standard height.

5.   Telephone outlets to be wall-mounted at standard height.

6.   Ceiling: Acoustical tile ceiling hung throughout Premises.

7.   Carpet: Building Standard carpet provided throughout office areas.

8. Window Covering: Building Standard window coverings on all exterior window openings.

9. Heating, Ventilating, and Air Conditioning: Landlord's Building Standard air conditioning system throughout the Premises.

10. Automatic Fire Sprinkler System: Building Standard automatic fire sprinkler system throughout the Premises.

                                   EXHIBIT C

                        CLEANING AND JANITORIAL SERVICES


NIGHTLY CLEANING

1.   Empty, clean and damp dust all waste receptacles, wash as necessary.

2.   Empty and clean all ash trays.

3.   Vacuum all rugs and carpeted areas.

4.   Dust furniture, files, fixtures, etc.

5.   Damp wipe and polish all glass furniture tops.

6.   Remove finger marks and smudges from vertical surfaces.

7.   Clean all water coolers.

8.   Sweep all private stairways nightly, vacuum if carpeted.

9.   Damp mop spillage in office and public areas as required.

10.  Damp dust all telephones as necessary.

WASH ROOMS (NIGHTLY)

1.   Damp mop, rinse and dry floors nightly.

2.   Scrub floors as necessary.

3.   Clean all mirrors, bright work and enameled surfaces nightly.

4.   Wash and disinfect all fixtures.

5.   Damp wipe and disinfect all partitions, tile walls, etc.

6.   Empty and sanitize all receptacles.

7.   Fill toilet tissue, soap, towel, and sanitary napkin dispensers.

8.   Clean flushometers and other metal work.

9. Wash and polish all wall partitions, tile walls and enamel surfaces from trim to floor monthly.

10.  Vacuum all louvers, ventilating grilles and dust light fixtures monthly.

FLOORS

1. Ceramic tile, marble and terrazzo floors to be swept and buffed nightly and washed or scrubbed as necessary.

2.   Vinyl composition floors and bases to be swept nightly.

3.   Tile floors to be waxed and buffed monthly.

4.   All carpeted areas and rugs to be vacuum cleaned nightly.

5. Carpet shampooing will be performed at Tenant's request and billed to Tenant.

GLASS

1.   Clean all perimeter windows quarterly, inside and outside.

2.   Clean glass entrance doors and adjacent glass panels nightly.

3.   Clean partition glass and interior glass doors quarterly.

HIGH DUSTING (QUARTERLY)

1.   Dust and wipe clean all closet shelving when empty.

2.   Dust all picture frames, charts, graphs, etc.

3.   Dust clean all vertical surfaces.

4.   Damp dust all ceiling air conditioning diffusers.

5.   Dust the exterior surfaces of lighting fixtures.

DAY SERVICE

1.   Check men's washrooms for toilet tissue replacement.

2.   Check ladies' washrooms for toilet tissue and sanitary napkin replacements.

3.   Supply toilet tissue, soap and towels in men's and ladles' washrooms.

Anything hereinabove to the contrary notwithstanding, it is understood that no services of the character provided for in this Exhibit shall be performed on Saturdays, Sundays or Holidays defined in this Lease.

                                   EXHIBIT D

                       RULES AND REGULATIONS OF BUILDING


RULES AND REGULATIONS

1. Landlord will provide and maintain a directory for all tenants of the Building. No signs, advertisements or notices visible to the general public shall be permitted within the Building unless first approved in writing by Landlord.

2. Sidewalks, doorways, vestibules, halls, stairways and other similar areas shall not be obstructed by tenants or used by any tenant for any purpose other than ingress and egress to and from the leased premises and for going from one to another part of the Building.

3.   Corridor doors, when not in use, shall be kept closed.

4. Plumbing fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or placed therein. Damage resulting to any such fixtures or appliances from misuse by a tenant shall be paid by tenant.

5. Landlord shall provide all locks for doors into each tenant's leased area, and no tenant shall place any additional lock or locks on any door in its leased area without Landlord's prior written consent. Two keys for each lock on the doors in each tenant's leased area shall be furnished by Landlord. Additional keys shall be made available to tenants at tenant's cost. Tenants shall not have any duplicate keys made except by Landlord.

6. Electric current shall not be used for cooking (which term does not include microwaves, coffee makers and other common small kitchen appliances), or heating without Landlord's prior written permission.

7. All Tenants will refer all contractors, contractors' representatives and installation technicians who are to perform any work within the Building to Landlord for Landlord's supervision, approval and control before the performance of any such work. This provision shall apply to all work performed in the Building including, but not limited to installation of telephones, medical type equipment, telegraph equipment, electrical devices and attachments, and any and all installations of every nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment and any other physical portion of the Building.

8. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by tenants of any heavy equipment, bulky material or merchandise shall be performed only in such manner, during such hours and using such elevators and passageways as the Building Manager may designate and approve in advance and, if reasonable, necessary or appropriate in view of all the circumstances, then only upon having been scheduled in advance with the Building Manager.

9. The location, weight and supporting devices for any medical type equipment, safes and other heavy equipment shall in all cases be approved by Landlord prior to initial installation or relocation.

10. No portion of any tenant's leased area shall at any time be used for cooking, sleeping or lodging quarters. No birds, animals or pets of any type, with the exception of guide dogs accompanying visually handicapped persons, shall be brought into or kept in, on or about tenant's leased area.

11. Tenants shall not make or permit any loud or improper noises in the Building or otherwise interfere in any way with other tenants or persons having business with them.

12. Each Tenant shall endeavor to keep its leased area neat and clean. Nothing shall be swept or thrown into the corridors, halls, elevator shafts or stairways, nor shall tenants place any trash receptacles in these areas.

13. Tenants shall not employ any person for the purpose of cleaning other than the authorized cleaning and maintenance personnel for the Building unless otherwise approved in writing by Landlord.

14. To insure orderly operation of the Building, Landlord reserves the right to approve all concessionaires, vending machine operators or other distributors of cold drinks, coffee, food or other concessions, water, towels or newspapers.

15. Landlord shall not be responsible to the tenants, their agents, patients, employees or invitees for any loss of money, jewelry or other personal property from the leased premises or public areas or for any damages to any property therein from any cause whatsoever whether such loss or damage occurs when an area is locked against entry or not.

16. Tenants shall exercise reasonable precautions in protection of their personal property from loss or damage by keeping doors to unattended areas locked. Tenants shall also report any thefts or losses to the Building Manager and security personnel as soon as reasonably possible after discovery and shall also notify the Building Manager and security personnel of the presence of any persons whose conduct is suspicious or causes a disturbance.

17. Tenants, their employees, patients, guests and invitees may be called upon to show suitable identification and sign a building register when entering or leaving the Building at times other than normal Building operating hours, and all tenants shall cooperate fully with Building personnel in complying with such requirements.

18. Tenants shall not solicit from or circulate advertising material among other tenants of the Building except through the regular use of the U. S. Postal Service. Tenants shall notify the Building Manager or the Building personnel promptly if it comes to their attention that any unauthorized persons are soliciting from or causing annoyance to tenants, their employees, guests or invitees.

19. Landlord reserves the right to deny entrance to the Building or remove any person or persons from the Building in any case where the conduct of such person or persons involves a hazard or nuisance to any tenant of the Building or to the public or in the event or other emergency, riot, civil commotion or similar disturbance involving risk to the Building, tenants or the general public.

20. Tenant shall not tamper with or attempt to adjust temperature control thermostats in the Building. Landlord shall adjust thermostats as required to maintain the Building standard temperature.

21. All requests for after hours air conditioning or heating must be submitted in writing to the Building management office by 2:00 p.m. on the day desired for weekday requests, by 2:00 p.m. Friday for weekend requests, and by 2:00 p.m. on the preceding business day for Holiday requests. Requests for after hours lighting may be made to the Building management office or after hours to any on duty security guard.

22. No flammable or explosive fluids or materials shall be kept or used within the Building except in areas approved by Landlord, and Tenant shall comply with all applicable building and fire codes relating thereto.

23. Landlord reserves the right to rescind any of these rules and regulations and to make such other and further rules and regulations as in its judgment shall from time to time be needful for the safety, protection, care and cleanliness of the Building, the operation thereof, the preservation of good order therein and the protection and comfort of the tenants and their agents, employees and invitees, which rules and regulations, when made and written notice thereof is given to a tenant, shall be binding upon it in like manner as if originally herein prescribed.